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================================================================================


                               Upright Growth Fund

================================================================================


















                                SEMIANNUAL REPORT

                                 March 31, 2001

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                                TABLE OF CONTENTS

                                                                           Page

Shareholder Letter................................................            1

Statement of Net Assets...........................................            4

Statement of Assets and Liabilities...............................            8

Statement of Operations...........................................            9

Statements of Changes in Net Assets...............................           10

Notes to the Financial Statements.................................           11

Financial Highlights..............................................           13






--------------------------------------------------------------------------------

================================================================================

Upright Growth Fund
================================================================================

                                                                    May 18, 2001

Dear Shareholder:

The past six months period covering from October 1, 2000 to March 31, 2001 has been a difficult one for most stock investors. During this period, the Fund produced a total return of -20.09%. This is compared to -49.89% for the NASDAQ (composed of mainly high-tech companies), -18.78% for the S&P 500 (mainly large companies), and -13.59% for the Russell 2000 (mainly smaller companies). Though the Fund includes High Technology as a major section, and the Fund went through one of the most severe high-tech corrections in the past, however its overall performance remains comparable with the S&P 500 Index.

Market Review

For most investors, this may be the first bear market they are experiencing in approximately ten years. From the peak reached in March 2000 through the whole year correction to the end of March 2001, the S&P 500 was off 24%, the NASDAQ off 64%, and the Russell 2000 off 26%. For the first calendar quarter of 2001, the NASDAQ had its worst quarter ever. Even Cisco System Inc., the Network leader, lost 60% in the past quarter, indicating how severe the decline was for all technology stocks.

The economy grows slowly when corporate profits decline. In addition, the unemployment rate has increased slightly, and consumer confidence has weakened since the beginning of the year. Most observers believe the corporate profit will remain under pressure for the balance of the year. However, the tough economic and market environment has resulted in more companies selling at reasonable values.

     Portfolio Review

The reasons why that Fund can deliver a comparable performance with the benchmark S&P 500 during the severe falling market in the past two quarters are as follows:

 (1) Holding cash - the Fund's position was approximately 33% as of March 31, 2001, an increase from 27% as of September 30, 2000. The abundant amount of cash provided a cushion for the Fund, especially for one of the worst two consecutive quarters in history.

 (2) Diversify investments - we purchased from some different areas of traditional stable-growing companies, and they performed well. In other industries, the following companies help us to avoid the high-tech severe correction:

         Energy and Oil: Calpine Corp. gained 694%; Transocean Sedco Forex Inc.
                         gained 49%.
         Medical:        Elan Corp gained 158%; Shire Pharmaceutics gained 156%
                         PacifiCare Heath Systems gained 58%.
         Financial:      Citigroup gained 30%; Countrywide Credit gained 72%.
         Tobacco:        Philip Morris Corp. gained 56%;
         Entertainment:  International Game Technology gained 197%.

Investment Strategy

As of March 31, 2001, the Fund has 33% cash on hand. This enables us to commit to some solid growth companies that we have been waiting for some time such as high-tech industrial companies including fiber optical equipment and networking, data stortgage, software and semiconductor equipment, etc. Our investment strategies are as follows:

(1) Increase the investment in the high-tech sector that has corrected since April 2000. We are optimistic about the high-tech sector for the next three to five years for the following reasons:

     (a) The value of some high-tech became more reasonable compared to the past. Thus, the risk to reward ratio for quality high-tech stocks is better after the NASDAQ experienced its worst decline ever by plummeting 64% from its peak.

     (b) We starting to nibble the high-tech stocks since November 2000, although it is not successful currently, some high-tech stocks still create an attractive value. The risk to reward ratio for quality high-tech stocks is better after the NASDAQ experiences its worst decline ever by plummeting 64% from its peak. For example, the company of Network Appliance Inc (NTAP), one of the data storage technology leaders (Network Attached Storage), was sold last November around $83 for a 460% gain. After we sold it, NTAP plummeted to $17 as of March
         30. Although there are numerous dot.com companies disappearing, the demand for the tradition company to create its own website and data maintenance is growing rapidly. The currently depressed price of NTAP captures our attention, and we intend to take the opportunity to add this quality company into our portfolio again.

(2) We pay attention not only a stock's growth potential but its value as well. We took some profits, especially in the high-tech stocks early last year. The same approach will apply to those value style stocks that we purchased at bargain prices during unfavorable sentiments. The value style stocks perform well during the period of high-tech stocks correction. Watching these stocks closely, we will sell when they reach their target price and look for the next potential value stock.

(3) We remain cautious about the economic growth in the last quarter and this past year, so we will implement the usual defense strategies such as holding plenty of cash. However, history has shown that the stock market has gained 21% on average in the twelve months following rate cuts. The S&P 500 gains 24% on average whereas the NASDAQ gains 41% in the twelve months following a third successive rate cut. We had the fourth rate cut recently and expect more coming. The reason the Fed keeps doing that is the economy has slowed down.

     However, we would like to point out that the stock market tends to be a leading indicator and typically will advance a turn in business cycles by six to twelve months. Consequently, we believe in the saying: "The bull market does not wait for all the good news to arrive. By then, the gravy train will have long since left station." Thus, we will put our cash back to work gradually. Even if it does not perform immediately, it will generate profit with less risk later.

     Our Fund's performance beat the benchmark S&P 500 by about 10% since the fund's inception. One of the important keys to success is your continued commitment and confidence with Upright. Unlike other funds, we do not have to keep selling stocks to meet shareholders' hasty redemption, which invariably will lead to worse performance. We are pleased that there are not any shareholders asking for redemption since the fund's inception, even when the market experienced severe downside correction in the past two quarters. We are fortunate that we have the right cooperation together and would like to take this opportunity to thank all of you. We will continue to do our best to seek rewarding returns on your behalf.


Best regards,


/S/_David Y.S. Chiueh________
David Y.S. Chiueh
Portfolio Manager

(Graph)

This chart assumes an initial gross investment of $10,000 made on January 21, 1999 (commencement of operations). Returns shown include the reinvestment of all dividends but do not reflect the sales charge. Performance reflects expense reimbursements and fee waivers in effect. Absent expense reimbursement and fee waivers, total returns would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

S&P 500 Stock Index - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.


   --------------------------------------------------------------------------
                             Average Annual Returns
   --------------------------------------------------------------------------
                                                                    Since
                                             1-Year               Inception*
                                            --------              ---------
   Upright Growth Fund                      -21.60 %                 1.44%
   S&P 500 Index                            -21.64 %                -2.36%

   *Inception January 21, 1999

--------------------------------------------------------------------------------
Upright Growth Fund
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
March  31,  2001

                                                                      SHARES        VALUES

Securities/Common Stocks
    AUTO/TRUCK                                            0.40%
     TRW INC                                                             200         6,800
                                                                                ----------


    BANK                                                  5.10%
     BANK AMERICA CORP                                                   700        38,325
     BANK ONE CORP                                                       800        28,944
     CITIGROUP INC                                                       400        17,992
     FIRST UNION CORP                                                    200         6,600
                                                                                -----------
                                                                                    91,861
    CABLE                                                 0.30%
     UNITEDGLOBALCOM*                                                    400         5,250
                                                                                -----------


    COMPUTER                                             19.90%
     ADAPTEC INC  *                                                    2,500        21,680
     APPLIED MATLS INC *                                                 500        21,750
     B M C SOFTWARE INC *                                                100         2,150
     CISCO SYS INC *                                                     700        11,069
     COMPAQ COMPUTER CORP.                                               100         1,820
     COMPUTER ASSOC INTL INC                                           2,500        68,000
     DELL COMPUTER CORP. *                                             1,000        25,687
     E M C CORP MASS *                                                   500        14,688
     EXTREME NETWORK *                                                   200         3,041
     INTL BUSINESS MACHS CORP                                            200        19,236
     INTUIT INC *                                                        600        16,650
     LSI LOGIC CORP. *                                                 1,500        23,595
     LUCENT TECHONLOGY                                                 2,000        19,940
     MDSI MOBILE DATA SOLUTIONS INC *                                  3,000        16,125
     NORTEL NETWORKS                                                   2,000        28,100
     ORACLE SYSTEMS CORP. *                                            1,500        22,470
     PALM INC *                                                        1,483        12,467
     SAP AG ADR                                                          300         8,697
     SUN MICROSYSTEMS INC *                                              500         7,685
     THREE COM CORP *                                                  1,000         5,719
     VERSIGN INC *                                                       215         7,619
                                                                                ----------
                                                                                   358,188
    CONSUMBER                                             1.70%
     CENDANT CORP  *                                                   1,000        14,590
     GILLETTE                                                            500        15,585
                                                                                ----------
                                                                                    30,175

                                                                      SHARES        VALUES

    DEFENSE                                               1.00%
     BOEING CO                                                           200        11,142
     LOCKHEED MARTIN CORP.                                               200         7,130
                                                                                ----------
                                                                                    18,272
    ELECTRONIC                                            7.00%
     A V X CORP                                                          800        13,808
     CORNING INC                                                         500        10,345
     INTEL CORP                                                          400        10,525
     JDS UNIPHASE CORP *                                                 500         9,219
     MICRON TECHNOLOGY INC *                                           1,800        74,754
     R F MICRO DEVICES INC  *                                            400         4,675
                                                                                ----------
                                                                                   123,326
    ENERGY                                                4.90%
     CALPINE CORP *                                                    1,600        88,112
                                                                                ----------

    FINANCIAL                                             3.60%
     ADVANTA CORP CL A                                                   600         9,488
     COUNTRYWIDE CR INDS INC                                             500        24,675
     FIRST DATA CORP                                                     200        11,942
     KNIGHT/TRIMARK GROUP INC-CL A  *                                  1,200        17,550
                                                                                ----------
                                                                                    63,655
    FOOD                                                  2.40%
     CAMPBELL SOUP                                                       700        20,909
     KELLOGG                                                             800        21,624
                                                                                ----------
                                                                                    42,533
    HEALTH CARE                                           1.80%
     BIOGEN INC *                                                        500        31,656
                                                                                ----------

    HOUSEHOLD                                             0.30%
     SALTON INC *                                                        300         4,560
                                                                                ----------

    INTERNET                                              3.50%
     AMERICAN ONLINE INC *                                             1,000        40,150
     EXCITE AT HOME *                                                    350         1,568
     EXODUS COMMUNICATIONS INC *                                         500         5,375
     TD WATERHOUSE GROUP INC *                                           400         4,320
     YAHOO INC *                                                         800        12,600
                                                                                ----------
                                                                                    64,013

                                                                      SHARES        VALUES

    LEISURE                                               2.80%
     CALLAWAY GOLF CO                                                  1,400        31,094
     INTL GAME TECH.                                                     400        20,140
                                                                                ----------
                                                                                    51,234

    MACHINE                                               1.20%
     CATERPILLAR INC.                                                    500        22,190
                                                                                ----------

    MEDICAL                                              11.10%
     BOSTON SCIENTFIC CORP *                                           2,000        40,360
     ELAN PLC ADR *                                                      671        35,060
     I C N PHARMACEUTICAL                                                200         5,085
     JOHNSON AND JOHNSON                                                 400        34,988
     MCKESSON HBOC INC                                                   900        24,075
     PACIFICARE HEALTH SYSTEMS *                                       1,800        44,775
     PROGENICS PHARMACEUTICALS *                                         200         2,288
     WATSON PHARMACEUTICALS INC *                                        200        10,520
                                                                                ----------
                                                                                   197,151
    OIL                                                   0.50%
     TRANSOCEAN SEDCO FOREX  INC                                         200         8,670
                                                                                ----------

    PROTECTION                                            0.20%
     WACKENHUT CORRECTIONS *                                             400         3,620
                                                                                ----------

    RETAIL                                                0.40%
     ABERCROMBIE & FITCH CL A *                                          200         6,540
                                                                                ----------

    TELECOMMUNICATION                                     4.30%
     AT&T CORP                                                           400         8,520
     ERICSSON TEL ADR B NEW                                            1,000         5,594
     MOTOROLA INC                                                      1,200        17,112
     NIPPON TEL & TEL CO                                                 200         6,456
     NOKIA CORP SPON ADR                                                 400         9,600
     WORLDCOM INC GA NEW *                                             1,500        28,031
                                                                                 ---------
                                                                                    75,313

                                                                      SHARES        VALUES

TEXTILE                                                   1.50%
     NAUTICA ENTERPRISES INC *                                           800        14,350
     TOMMY HILFIGER *                                                  1,000        12,850
                                                                                ----------
                                                                                    27,200

TOBACCO                                                   2.10%
     PHILIP MORRIS CO INC                                                800        37,960
                                                                                ----------

TRANSPORTATION                                            1.50%
     CONTINENTAL AIRLINES INC-CL B *                                     200         8,280
     U.S. AIRWAYS GROUP INC *                                            500        17,725
                                                                                ----------
                                                                                    26,005
    UTILITY                                               3.10%
     NRG ENERGY INC *                                                    300        10,920
     SBC COMMUNICATION                                                   400        17,852
     TELEPHONE & DATA SYSTEMS INC                                        200        18,700
     UTILICORP UNITED INC                                                300         9,708
                                                                                ----------
                                                                                                                  57,180

Total Securities/Common Stocks                            80.60%                 1,441,464
------------------------------                                                  ----------
Cash and Cash Equivalent                                  32.61%
Fifth/Third Bank Money Fund
          Due 04/02/2001 at 4.63%                                                  490,215
Fifth/Third Bank Treasury Obligations Fund 4.86%                                   100,000
Fifth/Third Bank Prime Money Market Fund 4.80%                                     100,000
                                                                                ----------
Total Cash Equivalents                                                             690,215
                                                                                ----------
Total Securities                                        100.70%                  2,131,679
                                                      ---------
Other assets less liabilities (net)                      -0.70%                    (14,786)
                                                      ---------                 ----------

Net Assets                                              100.00%                 $2,116,893
                                                      ---------                 ==========

* Non-Income producing security
ADR - American Depository Receipt

--------------------------------------------------------------------------------
Upright Growth Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
March, 2001 (Unaudited)
--------------------------------------------------------------------------------


ASSETS:
     Investments in securities, at value (cost $2,314,325)        $   2,137,494
     Subscriptions receivable                                            20,000
     Security sales receivable                                              110
     Dividends receivable                                                   968
     Accrued interest receivable                                            428
                                                                  --------------
                  Total Assets                                        2,159,000
                                                                  --------------
LIABILITIES:
     Adviser fee                                                         15,430
     Administrative fee                                                   4,629
     Custodian fee                                                          629
     Auditors and legal fee                                               5,363
     Trustee fee                                                            821
     Blue sky fee                                                         1,160
     Security purchases payable                                          14,075
                                                                  --------------
                  Total Liabilities                                      42,107
                                                                  --------------

NET ASSETS                                                        $   2,116,893
                                                                  ==============



NET ASSETS CONSIST OF:
     Paid-in capital                                              $   2,237,226
       Accumulated undistributed:
          Net investment income (loss)
        Net realized gain (loss) on investment transactions              83,818
     Net unrealized appreciation (depreciation)                        (176,831)
                                                                  --------------
                  Total Net Assets                                $   2,116,893
                                                                  ==============


     Shares outstanding                                                 199,422
        (Unlimited number of shares authorized)                   ==============

     Net Asset Value, Redemption Price Per Share                  $       10.62
                                                                  ==============

     Maximum offering price per share (3% sales charge)           $       10.94
                                                                  ==============

                     See Notes to the Financial Statements

--------------------------------------------------------------------------------
Upright Growth Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
October 1,2000 to March 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
     Dividends                                                     $      6,772
     Interest                                                            14,734
                                                                   -------------
                  Total Income                                           21,506
                                                                   -------------
EXPENSES:
     Adviser fee                                                         15,430
     Administrative fee                                                   4,629
     Custodian fee                                                        1,370
     Auditors and legal fee                                               6,430
     Insurance fee                                                           34
     Miscellaneous                                                          465
                  Total Expenses before reductions                       28,358
                                                                   -------------

NET INVESTMENT INCOME (LOSS)                                             (6,852)
                                                                   -------------
REALIZED AND UNREALIZED GAINS AND LOSSES
     Net realized gain (loss) on:
          Investment securities                                          84,731
     Change in net unrealized appreciation (depreciation)
          on investments securities                                    (533,514)
                                                                   -------------
                  Net gain  (loss)                                     (448,783)
                                                                   -------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                    $   (455,635)
                                                                   =============



                     See Notes to the Financial Statements

--------------------------------------------------------------------------------
Upright Growth Fund
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
For the Period Ended March 31, 2001 and September 30, 2000
                                                            Unaudited
                                                        Six months Ended         Year Ended
                                                         March 31, 2001        Sept. 30, 2000
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
     Net investment income                               $     (6,852)          $    (20,488)
     Net realized gain (loss)                                  84,731                   (776)
     Change in unrealized appreciation (depreciation)        (533,514)               354,452
                                                         -------------          -------------
               Net increase (decrease) in net
               assets from operations                        (455,635)               333,188
                                                         -------------          -------------

DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income                                                       (1,772)
                                                                                -------------
            Total distributions                                                       (1,772)
                                                                                -------------
SHARE TRANSACTIONS:
     Net proceeds from sales of shares                        610,910                816,940
     Reinvestment of distributions                                                     1,772
               Net increase (decrease) in net assets                            -------------
               from  transactions                             610,910                818,712
                                                         -------------          -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                  $    155,275              1,150,128

NET ASSETS:
     Beginning of period                                    1,961,598                811,740
                                                         -------------          -------------
      End of period                                         2,116,893              1,961,598
                                                         -------------          -------------


TRANSACTIONS IN SHARES
      Share
        Sold                                                   51,866                 66,886
        Issued in reinvestment of distributions                                          150
         Redeemed                                                               -------------
               Net increase (decrease)                         51,866                 67,036
                                                         =============          =============

                     See Notes to the Financial Statements

================================================================================
Upright Growth Fund
================================================================================

================================================================================
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2001
--------------------------------------------------------------------------------


1.    ORGANIZATION

     The Upright Investments Trust ("the Trust") was organized as a business trust under the laws of the State of Delaware under a Certificate of Formation dated March 4, 1998, and is registered as an open end, diversified management investment company under the Investment Company Act of 1940. The Certificate of Formation provides for an unlimited number of authorized shares of beneficial interest, which may, without shareholder approval, be divided into an unlimited number of series of such shares. The Trust presently consists of one diversified investment portfolio, Upright Growth Fund (the "Fund"). The principal investment objective of the Fund is to provide long-term growth of capital, with income as a secondary objective. The Fund commenced operations on January 21, 1999.


2.    SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

     a) Investment Valuation - Common stocks that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Common stocks which are listed on an exchange but which are not traded on the valuation date are valued at the current bid prices. Unlisted equity securities for which market quotations are readily available and options are valued at the current bid prices. Debt securities which will mature in more than 60 days will be valued at the latest bid prices furnished by an independent pricing service. Short-term instruments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined by the Upright Financial Corporation ("Adviser") in accordance with procedures approved by the Board of Directors.

     b) Federal Income Taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. At March 31, 2001, the Fund had a net investment loss of $27,320 available to offset future net investment income and thereby reduce further taxable distributions .

     c) Distributions to Shareholders - Dividends from net investment income, if any, are declared and paid annually. Distributions of the Fund's net realized capital gains, if any, will be declared at least annually.

     d) Other - Investment and shareholder transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

     e) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.    INVESTMENT TRANSACTIONS

     The aggregate amounts of security transactions during the year ended March 31,2001 (excluding repurchase agreements and short-term securities), were as follows:


                              Other than
                              U.S. Govt.     U.S. Govt.
                              Securities     Securities
                              ----------     ----------
       Purchases              $1,742,453
       Proceeds from sales       208,889

     At September 30, 2000, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:


       Appreciation              $ 230,522
       Depreciation               (407,353)
       Net appreciation on       ---------
           investments           $(176,831)
                                 ==========
     For federal income tax purposes, the cost of investments owned at March 31, 2001 was the same as identified cost.


4.    INVESTMENT ADVISORY AND OTHER
        AGREEMENTS

     The Fund has entered into an Investment Advisory Agreement with Upright Financial Corporation. ("Adviser"). Pursuant to its Investment Advisory Agreement with the Fund, the Adviser is entitled to receive a fee, calculated at an annual rate of 1.50% of its average daily net assets. The Fund has accrued $15,430 of adviser fees through March 31, 2001, none of which have been paid.

     Upright Financial Corporation is the Fund's administrator (the "Administrator"). As compen-sation for the services rendered to the Fund, the Administrator is entitled to receive a fee, calculated at an annual rate of .45% of its average daily net assets. The Fund has accrued $4,629 of administrative fees through March 31, 2001, none of which have been paid.

     For the period ended September 30, 1999, the Adviser agreed to waive its fees and reimburse expenses to the extent necessary to limit expenses to 1.95% of average net assets. The Adviser waived fees and reimbursed expenses of $13,249 for the period ended September 30, 1999. No fees were waived for the year ended March 31, 2001.

     Mutual Shareholder Services serves as transfer agent and Fifth Third Bank serves as custodian.

     David Y.S. Chiueh is an officer of Upright Financial Corporation, the Fund Adviser. He is also an officer and trustee of the Fund.


5.    SALES CHARGE

     The sales charge for shares of the Fund are outlined below:

                               As a % of        Net
                               Offering        Amount
       Investment               Price         Invested
       ----------             -----------    ----------
       Up to $49,999             3.00%         3.09%
       $50,000 - $99,999         2.50%         2.56%
       $100,000 - $249,999       2.25%         2.30%
       $250,000 - $499,999       1.75%         1.78%
       $500,000 - $749,999       1.50%         1.52%
       $750,000 - $999,999       1.25%         1.27%
       $1 million and up         0.75%         0.76%



6.    SUBSEQUENT ACCOUNTING POLICY CHANGE

     The Financial Accounting Standards Board ("FASB") has issued Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"). This Statement, as amended by SFAS Nos. 137 and 138, requires all derivatives to be recorded on the balance sheet date at fair value and establishes standard accounting methodologies for hedging activities. The standard will result in the recognition of offsetting changes in value or cash flows of both the hedge and the hedged item in net investment income in the same period. The Statement is effective for the Fund's fiscal year ending September 30, 2001. Because the Fund would report derivatives at fair value, the adoption of this Statement is not expected to have a material impact on the financial statements.

===============================================================================================================================

Upright Growth Fund
===============================================================================================================================
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period
-------------------------------------------------------------------------------------------------------------------------------
                                                                                   10/01/2000       Year         01/21/1999
                                                                                       to           Ended            to
                                                                                   03/31/2001     09/30/2000     09/30/1999
SELECTED PER-SHARE DATA
     Net asset value, beginning of period                                          $    13.29     $    10.08     $    10.00
                                                                                   -----------    -----------    -----------
     Investment operations:
        Net investment income                                                          (0.037)         (0.18)          0.03
        Net realized and unrealized gain (loss)                                         (0.23)          3.41           0.05
                                                                                   -----------    -----------    -----------
                  Total from investment operations

     Less distributions:

        From net investment income                                                                       .02
                                                                                                  -----------


     Net asset value, end of period                                                $    10.62     $    13.29     $    10.08
                                                                                   ===========    ===========    ===========


TOTAL RETURN 1                                                                         (20.09%)2       32.06%          0.80%2
                                                                                   ===========    ===========    ===========


SUPPLEMENTAL DATA AND RATIOS:
     Net assets, end of period (in thousands)                                      $    2,117     $    1,962     $      811
     Ratio of net expenses to average net assets - without fee waiver                    2.74%          1.47%          0.47%3
     Ratio of net investment income to average net assets -                              0.66%         (1.47)%        (3.05)%3
     Ratio of net expenses to average net assets                                         2.74%          3.21%          1.95%3
     Ratio of net investment income (loss) to average net assets                         0.66%          3.21%          5.47%3
     Portfolio turnover rate                                                               10%         19.88%          8.87%




     1 Total returns do not include the one-time sales charge.
     2 Total return is not annualized.
     3 Annualized for the period January 21, 1999 (commencement of operations) through September 30, 1999.

================================================================================
Upright Growth Fund
================================================================================



                       Investment Adviser & Administrator
                          Upright Financial Corporation
                          615 West Mt. Pleasant Avenue
                              Livingston, NJ 07039


                                    Custodian
                          Fifth Third Bank Corporation
                            38 Fountain Square Plaza
                              Cincinnati, OH 45263


                              Independent Auditors
                              Baird, Kurtz & Dobson
                             Twelve Wyandotte Plaza
                     120 West 12th Street, Suite 1200 Kansas
                                 City, MO 64105


                                 Transfer Agent
                           Mutual Shareholder Services
                           8869 Brecksville Rd., Ste.C
                              Brecksville, OH 44141


                                   Underwriter
                             Maxus Securities Corp.
                       1301 East Ninth Street, Suite 3600
                               Cleveland, OH 44114



                                    Trustees
                                David Y.S. Chiueh
                                   Wellman Wu
                                  Bing B. Chen